FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1996-1

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1996-1 Supplement, dated as of November 27, 1996 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


     Due Period Ending                        JANUARY 31, 1997
     Determination Date                       February 7, 1997
     Distribution Date                       February 18, 1997

                                                                ----------
     Class A Accumulation Period ("Y" or "N")?                          N
                                                                ----------
                                                                ----------
     Class B Accumulation Period ("Y" or "N")?                          N
                                                                ----------
                                                                ----------
     Early Amortization Period ("Y" or "N")?                            N
                                                                ----------
                                                                ----------
     Class B Investor Amount paid in full ("Y" or "N")?                 N
                                                                ----------


     MASTER TRUST INFORMATION


     Receivables

     1.     The aggregate amount of Eligible Receivables as of the end of
            the last day of the relevant Due Period                                       $       1,115,000,372.15

     2.     The aggregate amount of Principal Receivables as of the end
            of the last day of the relevant Due Period                                    $       1,092,126,583.36

     3.     The aggregate amount of Finance Charge Receivables as of
            the end of the last day of the relevant Due Period                            $          22,873,788.79

     4.     The aggregate amount of Discount Option Receivables as of
                                                                                              --------------------
            the last day of the relevant Due Period                                       $                   0.00
                                                                                              --------------------

     5.     The Transferor Amount as of the end of the last day of the
            relevant Due Period                                                           $          52,126,583.36

     6.     The minimum Transferor Amount as of the end of the last
            day of the relevant Due Period                                                $          40,835,240.27

     7.     The Excess Funding Account Balance as of the end of the
            last day of the relevant Due Period                                           $                   0.00

     8.     The aggregate principal balance of Receivables determined to be
            Receivables of Defaulted Accounts for the relevant Due Period                 $           7,804,326.92

     9.     The aggregate amount of Recoveries for the relevant Due Period                $           1,064,098.72

     10.    The Default Amount for the relevant Due Period                                            6,740,228.20
                                                                                                      6,740,228.20

     Collections

     11.    The aggregate amount of Collections of Principal Receivables
            for the relevant Due Period                                                   $         109,120,392.77

     12.    The aggregate amount of Collections of Finance Charge
            Receivables for the relevant Due Period                                       $          19,348,784.98

     13.    The aggregate amount of interest earnings (net of losses
            and investment expenses) on the Excess Funding
            Account for the relevant Due Period                                           $                   0.00

     14.    The aggregate amount of Collections processed for the relevant
            Due Period (sum of lines 9+11+12+13)                                          $         129,533,276.47

                                                                                              --------------------
     15.    The average Discount Percentage for the relevant Due Period                   %                   0.00%
                                                                                              --------------------


     Invested Amounts

     16.    The Series 1994-1 Invested Amount as of the end of the last                             120,000,000
            day of the relevant Due Period                                                $         115,000,000

     17.    The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                             a.  Class A                                                  $         308,000,000.00
                             b.  Class B                                                  $          36,000,000.00
                             c.  Collateral Indebtedness Interest                         $          50,000,000.00
                             d. Class D                                                   $           6,000,000.00
                                                                                              --------------------
                             e.  Total Invested Amount (sum of a - d)                     $         400,000,000.00
                                                                                                    400,000,000.00
     18.    The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                             a.  Class A                                                  $         216,000,000.00
                             b.  Class B                                                  $          30,000,000.00
                             c.  Collateral Indebtedness Interest                         $          39,000,000.00
                             d. Class D                                                   $          15,000,000.00
                                                                                              --------------------
                             e.  Total Invested Amount (sum of a - d)                     $         300,000,000.00
                                                                                                    300,000,000.00

     19.    The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                             a.  Class A                                                  $         162,000,000.00
                             b.  Class B                                                  $          22,500,000.00
                             c.  Collateral Indebtedness Interest                         $          29,250,000.00
                             d. Class D                                                   $          11,250,000.00
                                                                                              --------------------
                             e.  Total Invested Amount (sum of a - d)                     $         225,000,000.00
                                                                                                    225,000,000.00

     20.    The aggregate Invested Amount across all series of Investor
            Certificates outstanding as of the end of the last day of the
            relevant Due Period                                                           $          1,040,000,000
                                                                                                     1,040,000,000

     Investor Amounts

     21.    The Series 1994-1 Investor Amount as of the end of the last
            day of the relevant Due Period                                                $            115,000,000

     22.    The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                             a.  Class A                                                  $         308,000,000.00
                             b.  Class B                                                  $          36,000,000.00
                             c.  Collateral Indebtedness Interest                         $          50,000,000.00
                             d. Class D                                                   $           6,000,000.00
                                                                                              --------------------
                             e.  Total Investor Amount (sum of a - d)                     $         400,000,000.00
                                                                                                    400,000,000.00
     23.    The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                             a.  Class A                                                  $         216,000,000.00
                             b.  Class B                                                  $          30,000,000.00
                             c.  Collateral Indebtedness Interest                         $          39,000,000.00
                             d. Class D                                                   $          15,000,000.00
                                                                                              --------------------
                             e.  Total Investor Amount (sum of a - d)                     $         300,000,000.00
                                                                                                    300,000,000.00

     24.    The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                             a.  Class A                                                  $         162,000,000.00
                             b.  Class B                                                  $          22,500,000.00
                             c.  Collateral Indebtedness Interest                         $          29,250,000.00
                             d. Class D                                                   $          11,250,000.00
                                                                                              --------------------
                             e.  Total Investor Amount (sum of a - d)                     $         225,000,000.00
                                                                                                    225,000,000.00

     25.    The aggregate Investor Amount across all series of Investor
            Certificates outstanding as of the end of the last day of the
            relevant Due Period                                                           $       1,040,000,000.00


     Series 1996-1 Allocation Percentages

     26.    The Fixed Percentage with respect to the relevant
            Due Period
                             a.  Class A                                                  %                   0.00%
                             b.  Class B                                                  %                   0.00%
                             c.  Collateral Indebtedness Interest                         %                   0.00%
                             d.  Class D                                                  %                   0.00%
                                                                                              --------------------
                             e.  Series 1996-1 Total                                                          0.00%
                                                                                              --------------------

     27.    The Floating Percentage with respect to the relevant
            Due Period
                             a.  Class A                                                  %                  14.61%
                             b.  Class B                                                  %                   2.03%
                             c.  Collateral Indebtedness Interest                         %                   2.64%
                             d.  Class D                                                  %                   1.01%
                                                                                              --------------------
                             e.  Series 1996-1 Total                                                         20.29%
                                                                                              --------------------


     Allocation of Collections

     28.    The Series 1996-1 allocation of Collections of Principal
            Receivables for the relevant Due Period (line 27 times
            line 11)
                             a.  Class A                                                  $          15,939,421.05
                             b.  Class B                                                  $           2,213,808.48
                             c.  Collateral Indebtedness Interest                         $           2,877,951.02
                             d.  Class D                                                  $           1,106,904.24
                                                                                              --------------------
                             e.  Series 1996-1 Total                                      $          22,138,084.79
                                                                                              --------------------
                                                                                                     22,138,084.79

     29.    The Series 1996-1 allocation of Collections of Finance
            Charge Receivables for the relevant Due Period (line 27
            times line 12)
                             a.  Class A                                                  $           2,826,313.41
                             b.  Class B                                                  $             392,543.53
                             c.  Collateral Indebtedness Interest                         $             510,306.59
                             d.  Class D                                                  $             196,271.76
                                                                                              --------------------
                             e.  Series 1996-1 Total                                      $           3,925,435.29
                                                                                              --------------------
                                                                                                      3,925,435.29

     Portfolio Yield and Deliquencies

     30.    The Portfolio Yield for the relevant Due Period (including
            Shared Excess Finance Charge Collections, if allocated)
            with respect to Series 1996-1                                                 %                  13.64%

     31.    The 3-month average Portfolio Yield for the three most recent
            Due Periods                                                                   %                  12.76%

     32.    The Base Rate for the relevant Due Period                                     %                   7.77%

     33.    The 3-month average Base Rate for the three most recent
            Due Periods                                                                   %                   7.04%

     34.    Average Portfolio Yield less average Base Rate                                %                   5.72%

     35.    The amount of Shared Excess Finance Charge Collections
            allocable to Series 1996-1 with respect to any Finance Charge
            Shortfall in such Series for the relevant Due Period                          $                   0.00

     36. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                              --------------------
                                  (a)     Delinquent 31 to 60 days                        $          28,397,255.67
                                                                                              --------------------
                                  (b)     Delinquent 61 to 90 days                        $          15,887,769.99
                                                                                              --------------------
                                  (c)     Delinquent 91 days or more                                 29,298,220.65
                                                                                              --------------------


     Determination of Monthly Interest

     37.    Class A Monthly Interest:
                             a.  Class A Monthly Interest                                 $             867,510.00
                             b.  Funds allocated and available to pay Class A
                                  Monthly Interest for relevant Due Period (4.3a)         $           2,826,313.41
     *                       c.  Class A Interest Shortfall (a less b)                    $                   0.00
                             d.  Class A Additional Interest                              $                   0.00

     38.    Class B Monthly Interest:
                             a.  Class B Monthly Interest                                 $             125,375.00
                             b.  Funds allocated and available to pay Class B
                                  Monthly Interest for relevant Due Period (4.3b)         $             392,543.53
     *                       c.  Class B Interest Shortfall (a less b)                    $                   0.00
                             d.  Class B Additional Interest                              $                   0.00

     39.    Collateral Monthly Interest and Class D Monthly Interest:
                             a.  Collateral/Class D Monthly Interest                      $             233,325.00
                             b.  Funds allocated and available to pay Collateral/
                                  Class D Monthly Interest for relevant Due Period        $             706,578.35
     *                       c.  Collateral/Class D Interest Shortfall (a less b)         $                   0.00
                             d.  Collateral/Class D Additional Interest                   $                   0.00



     Determination of Monthly Principal

     40.    Class A Monthly Principal (pursuant to section 4.4a):
                         (X).a.  Fixed Allocation Percentage of Principal Receivable
                                 Collections + Shared - Reallocted Coll. Applied          $                   0.00
                         (Y).a.  Controlled Accumulation Amount                           $                   0.00
                             b.  Deficit Controlled Accumulation Amount                   $                   0.00
                             c.  Controlled Deposit Amount                                $                   0.00
                         (Z).a.  Class A Invested Amount                                  $         216,000,000.00
            Class A Monthly Principal (the least of x,y,z)                                $                   0.00

     41.    Class B Monthly Principal (pursuant to section 4.4b)
            (distributable only after payout of Class A)
                         (X).a.  Fixed Allocation Percentage of Principal Receivable
                                 Collections + Shared - Reallocted Collections
                                 Applied - Class A Monthly Principal Applications         $                   0.00
                         (Y).a.  Controlled Accumulation Amount                           $                   0.00
                             b.  Deficit Controlled Accumulation Amount                   $                   0.00
                             c.  Controlled Deposit Amount                                $                   0.00
                         (Z).a.  Class B Invested Amount                                  $          30,000,000.00
            Class B Monthly Principal (the least of x,y,z)                                $                   0.00

     42.    Collateral Monthly Principal
                             a.  pursuant to 4.4c (i) prior to occurrence of
                                 Early Amortization or payment in full of the
                                 Class B Investor Amount (optional)                       $                   0.00
                             b.  pursuant to 4.4c (ii) prior to occurrence of
                                 Early Amortization or payment in full of the
                                 Class B Investor Amount                                  $                   0.00


     Available Funds

     43.    Class A Available Funds
                             a.  Class A Finance Charge allocation (line 29a)             $           2,826,313.41
                             b.  Prior to Class B Principal Commencement Date, the
                                 amount of Principal Funding Investment Proceeds for
                                 such prior Due Period                                    $                   0.00
                             c.  Any amount of Reserve Account withdrawn and
                                included in Class A Available Funds (section 4.14d)       $                   0.00
                             d.  Class A Available Funds (sum a-c)                        $           2,826,313.41

     44.    Class B Available Funds
                             a.  Class B Finance Charge allocation (line 29b)             $             392,543.53
                             b.  On or After Class B Principal Commencement Date, the
                                 amount of Principal Funding Investment Proceeds for
                                 such prior Due Period                                    $                   0.00
                             c.  Any amount of Reserve Account withdrawn and
                                included in Class B Available Funds (section 4.14d)       $                   0.00
                             d.  Class B Available Funds (sum a-c)                        $             392,543.53

     45.    Collateral Available Funds:
                             a.  Collateral Finance Charge allocation (line 29c)          $             510,306.59

     46.    Class D Available Funds
                             a.  Class D Finance Charge allocation (line 27d)             $             196,271.76


     Reallocated Principal Collections

     47.    Class D Subordinated Principal Collections (to the extent                     $                   0.00
            needed to fund Required Amounts)

     48.    Collateral Subordinated Principal Collections (to the extent                  $                   0.00
            needed to fund Required Amounts)

     49.    Class B Subordinated Principal Collections (to the extent                     $                   0.00
            needed to fund Required Amounts)

     50.    Total Reallocated Principal Collections                                       $                   0.00
                                                                                                              0.00

     Investor Default Amounts

     51.    Class A Investor Default Amount                                               $             984,557.81
                                                                                          %                   7.41%

     52.    Class B Investor Default Amount                                               $             136,744.14
                                                                                          %                   7.41%

     53.    Collateral Investor Default Amount                                            $             177,767.38
                                                                                          %                   7.41%

     54.    Class D Investor Default Amount                                               $              68,372.07
                                                                                          %                   7.41%

     55.    Aggregate Investor Default Amount                                             $           1,367,441.41
                                                                                          %                   7.41%

     Allocable Amounts for Series 1996-1

     56.    The Allocable Amount for Series 1996-1 as of the end of the
            relevant Due Period (Inv Default Amt + Series 96-1 Adjust Amt)
                 Class A                                                                  $             984,557.81
                 Class B                                                                  $             136,744.14
                 Class C                                                                  $             177,767.38
                 Class D                                                                  $              68,372.07
            Aggregate Allocable Amount                                                    $           1,367,441.41


     Required Amounts for Series 1996-1

     57.    Class A Required Amount (section 4.5a)
                             a.  Class A Monthly Interest for current Distribution
                                 Date                                                     $             867,510.00

                             b.  Class A Monthly Interest previously due but not
                                 paid                                                     $                   0.00
                             c.  Class A Additional Interest for prior Due Period
                                 or previously due but not paid                           $                   0.00
                             d.  Class A Investor Allocable Amount                        $             984,557.81
                             e.  Class A Servicing Fee (if FNANB is no longer
                                 servicer)                                                $                   0.00
                             f.  Class A Available Funds                                  $           2,826,313.41
                             g.  Class A Required Amount (sum of a-e minus f)             $                   0.00

     58.    Class B Required Amount (section 4.5b)
                             a.  Class B Monthly Interest for current Distribution
                                 Date                                                     $             125,375.00

                             b.  Class B Monthly Interest previously due but not
                                 paid                                                     $                   0.00
                             c.  Class B Additional Interest for prior Due Period
                                 or previously due but not paid                           $                   0.00
                             d.  Class B Servicing Fee (if FNANB is no longer
                                 servicer)                                                $                   0.00
                             e.  Class B Available Funds                                  $             392,543.53
                             f.  Excess of Class B Allocable  Amount over
                                 funds available to make payments (section 4.8d)          $                   0.00
                             g.  Class B Required Amount ((sum of a-d) minus e            $
                                 plus f)                                                                      0.00

     59.    Collateral/Class D Required Amount (section 4.5c,d)
                             a.  Collateral/Class D Monthly Interest for current
                                 Distribution date                                        $             233,325.00
                             b.  Collateral/Class D Monthly Interest previously
                                 due but not paid                                         $                   0.00
                             c.  Collateral/Class D Additional Interest for prior
                                 Due Period or previously due but not paid                $                   0.00
                             d.  Collateral/Class D Servicing Fee (if FNANB is
                                 no longer servicer)                                      $                   0.00
                             e.  Collateral/Class D Available Funds                       $             706,578.35
                             f.  Excess of Collateral/Class D Allocable Amount
                                 over funds available to make payments                    $                   0.00
                             g.  Collateral/Class D Required Amount ((sum of
                                 a-d) minus e plus f)                                     $                   0.00


     Investor Charge-Offs

     60.    The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
            Amount and Class D Invested Amount
                             a.  Class A                                                  $                   0.00
                             b.  Class B                                                  $                   0.00
                             c.  Collateral Indebtedness Amount                           $                   0.00
                             d.  Class D                                                  $                   0.00

     61.    The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
            Invested Amount
                             a.  Class B                                                  $                   0.00
                             b.  Collateral Indebtedness Amount                           $                   0.00
                             c.  Class D                                                  $                   0.00

     62.    The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                             a.  Collateral Indebtedness Amount                           $                   0.00
                             b.  Class D                                                  $                   0.00


     Servicing Fee
            (2% of total Invested Amount)
     63.    Class A Servicing Fee for the relevant Due Period                             $             270,000.00

     64.    Class B Servicing Fee for the relevant Due Period                             $              37,500.00

     65.    Collateral Servicing Fee for the relevant Due Period                          $              48,750.00

     66.    Class D Servicing Fee for the relevant Due Period                             $              18,750.00


     Enhancement
                  (18% of total Invested Amount)
     67.    Required Enhancement Amount
                             a. Invested Amount as of the last day of relevant Due
                                 Period                                                   $         225,000,000.00
                             b.  Required Enhancement Amount (line a times 18%)                      40,500,000.00

     68.    Enhancement Surplus
                             a.  Amount on Deposit in the Cash Collateral Account         $                   0.00
                             b.  Collateral Indebtedness Amount                           $          29,250,000.00
                             c.  Class D Invested Amount                                  $          11,250,000.00
                             d.  Required Enhancement Amount                              $          40,500,000.00
                             e.  Enhancement Surplus ((sum of a-c)less d)                 $                   0.00
                             f.  Enhancement deficiency, deposit excess Finance
                                 Charge to Cash Collateral Account                        $                   0.00

     Reserve Account

     69.    Lowest historical 3 month average Portfolio Yield less 3 month
            average Base Rate (must be > 4%, or line 70 will adjust accordingly)          %                   5.66%

     70.    Reserve Account Funding Date (based on line 69)                                             08/15/00

     71.    Required Reserve Account Amount (after the Reserve Account
            Funding Date, 0.5% times the Class A Investor Amount)                         $             810,000.00

     72.    Available Reserve Account Amount
                             a.  Amount of deposit in the Reserve Account on the
                                 relevant Distribution Date                               $                   0.00
                             b.  Required Reserve Account Amount (line 71)                $             810,000.00
                             c.  Available Reserve Account Amount                         $                   0.00


     Principal Funding Account

     73.    Principal Funding Account Balance as of prior Distribution Date               $                   0.00

     74.    Deposit to the Principal Funding Account on the current
            Distribution Date                                                             $                   0.00

     75.    Withdrawal from the Principal Funding Account on the Current
            Distribution Date                                                             $                   0.00

     76.    Principal Funding Account Balance as of the current
            Distribution Date                                                             $                   0.00

     LIBOR Determination

     77.    LIBOR Determination date for the relevant Due Period                                         13-Jan-97

     78.    LIBOR rate for the relevant Due Period                                        %                   5.500%


     79. As of the date hereof, no Early Amortization Event has been deemed to have occured during the relevant Due Period.



               IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 7th day of February, 1997


              FIRST NORTH AMERICAN NATIONAL BANK,
              as Servicer


              By ____________________________________
              Name:  Michael T. Chalifoux
              Title:  Chairman of the Board